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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                  ----------

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported):  November 1, 2001
                                                         ----------------


                                 GENUITY INC.
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

          DELAWARE                      000-30837               74-2864824
----------------------------     ------------------------     ----------------
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                      Identification No.)


    225 Presidential Way, Woburn, MA                               01801
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(Address of Principal Executive Offices)                         (Zip Code)



      Registrant's Telephone Number, including Area Code:  (781) 865-2000
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                          This is Page 1 of 4 Pages.
                       Exhibit Index appears on Page 4.
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ITEM 5.   OTHER EVENTS

On November 1, 2001, Genuity Inc., a Delaware corporation, issued a press release discussing the results of its third quarter of 2001. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits.
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          99.1      Press Release dated November 1, 2001 of Genuity Inc.

                                       2
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                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   GENUITY INC.


                                   By: /s/ Daniel P. O'Brien
                                       -------------------------------
                                   Name:  Daniel P. O'Brien
                                   Title: Executive Vice President and
                                          Chief Financial Officer


Date:  November 1, 2001

                                       3
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                                 EXHIBIT INDEX

Exhibit No.     Description of Exhibits                                   Page
-----------     -----------------------                                   ----
    99.1        Press Release dated November 1, 2001 of Genuity Inc.        5


                                       4